UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Order Approving Settlement

On July 30, 2025, Silverback Capital Corporation (“Silverback”) obtained a court order from the Circuit Court of the Twelfth Judicial Circuit in and for Manatee County, Florida, granting approval of a Settlement Agreement and Stipulation (the “Settlement”), entered into by and between Nuburu, Inc. (the “Company”) and Silverback.

The foregoing is a summary of the court order and is qualified in its entirety by reference to the full text of the court order that is attached hereto and incorporated herein as Exhibit 10.1.

Settlement Terms

On July 17, 2025, the Company and Silverback agreed to settle outstanding claims in an amount of not less than $5,662,478.57 (the “Claims”) owed to Silverback in exchange for a settlement amount payable in shares of the Company’s common stock (the “Settlement Shares”), subject to court approval. The Settlement Shares are priced in an amount equal to the last trading price of the Company’s common stock on July 17, 2025 (the “Closing Price”), which was $0.3070; provided that, if the sale price of the Company’s common stock drops below the Closing Price, the purchase price of the Settlement Shares will be the lower of (i) the Closing Price or (ii) 75% multiplied by the average of the three lowest traded prices during the fifteen day trading period preceding the share request made by Silverback, subject to other terms of the Settlement. Under the Settlement terms, Silverback may not hold more than 4.99% of the Company’s issued and outstanding common stock at any time.

The Claims include bona fide, outstanding, and unpaid creditor claims that Silverback acquired from the Company’s creditors and agreed to exchange for shares of the Company’s common stock in a state court-approved transaction, in compliance with the terms of Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). The Company also agreed to issue 400,000 shares of common stock as a settlement fee. The Settlement was approved by the state court on July 30, 2025, after a fairness hearing pursuant to the requirements of Section 3(a)(10) of the Securities Act. No relationship exists between the Company and Silverback other than through the agreement discussed herein.

The foregoing is a summary of the Settlement and is qualified in its entirety by reference to the full text of the Settlement that is attached hereto and incorporated herein as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

The sale of securities discussed in Item 1.01 above is incorporated by reference. The issuance of the shares is being conducted in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Order Granting Approval of Settlement Agreement and Stipulation, dated July 30, 2025
10.2	Settlement Agreement and Stipulation, dated July 17, 2025, between the Company and Silverback Capital Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	July 31, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman